UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02201
Rivus Bond Fund
(Exact name of registrant as specified in charter)
113 King Street
Armonk, NY 10504
(Address of principal executive offices) (Zip code)
Clifford D. Corso
113 King Street
Armonk, NY 10504
(Name and address of agent for service)
Registrant’s telephone number, including area code: 914-273-4545
Date of fiscal year end: March 31
Date of reporting period: March 31, 2007

Item 1. Report to Stockholders
RIVUS BOND FUND SHAREHOLDER LETTER – 03/31/07
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SCHEDULE OF INVESTMENTSMarch 31, 2007
STATEMENT OF ASSETS AND LIABILITIES March 31, 2007
STATEMENT OF OPERATIONS For the year ended March 31, 2007
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
SHAREHOLDER INFORMATION (Unaudited)
ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS
HOW TO GET INFORMATION REGARDING PROXIES
QUARTERLY STATEMENT OF INVESTMENTS
DIVIDEND REINVESTMENT PLAN
PRIVACY POLICY
NOTICE
ANNUAL CERTIFICATION
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed registrants
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
CERTIFICATIONS PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT
CERTIFICATIONS PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT

Item 1.  Report to Stockholders.

The Report to Shareholders is attached herewith.

RIVUS BOND FUND SHAREHOLDER LETTER – 03/31/07

April 10, 2007

TO THE SHAREHOLDER:

After reaching historically narrow spreads earlier in the year, global credit spreads sold off in late February and early March and closed the quarter at slightly wider levels. The spike in volatility first started on February 27th, when the international equity markets had a noticeable re-pricing, sparked by China announcing efforts to curb excess speculation. The Dow industrials traded down over 400 points that day. The “fear trade” was not limited to the equity markets as the ten-year Treasury yield plummeted lower by 0.32 percent in February and reached a low of 4.49% during March. Another meaningful event from the quarter was provided by the Federal Open Markets Committee (“FOMC”). The Fed tellingly changed their inflation rhetoric during the March 21st meeting. The simple replacement of “inflation risks remain” with the statement that inflation still is a “predominant policy concern” signaled a perceived end to the tightening cycle. A subsequent review of the Fed’s meeting minutes in April revealed that officials agreed that tighter credit may “prove necessary” and that the risk had increased that inflation wouldn’t slow as the Fed had forecast, thus adding to uncertainty in the market. The Fed Funds rate remains at 5.25%, which is where it has been since June 29, 2006.

Aside from the increased volatility and uncertainty around the Fed, the first quarter saw the continuation of a series of idiosyncratic events and a pronounced deterioration in the U.S. housing market. Both these factors have had an impact on investment grade fixed income returns this year. Credit risk premiums (spreads) have trended modestly higher on the increase in Leveraged Buyout (“LBO”) activity. One recent study showed that, on-average, spreads have widened by 252 bps subsequent to an LBO of a company. On the housing front, the turmoil in the sub-prime mortgage sector has led to a meaningful spread widening among credits that are closely tied to the U.S. housing market such as homebuilders, mortgage lenders, brokers, and forest products companies. Looking ahead, we continue to view LBO-related event risk and further deterioration in housing as key variables for spreads and the direction of the economy.

For the quarter ended March 31, 2007, the Rivus Bond Fund (the “Fund”) had a Net Asset Value of $20.01 per share. This represents a 1.88% increase from $19.64 per share at December 29, 2006. On March 30, 2007, the Fund’s closing price on the New York Stock Exchange was $18.30 per share, representing a 8.54% discount to Net Asset Value per share, compared with 9.06% discount as of December 29, 2006.

One of the primary objectives of the Fund is to maintain its high level of income. On March 14, 2007 the Board of Trustees declared a dividend payment of $0.2875 per share payable May 2, 2007 to shareholders of record on April 5, 2007. The dividend was unchanged from the prior quarter and has been for the last 9 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.25% Dividend Yield based on the market price on April 10, 2007 of $18.41 per share.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Lehman Investment Grade Credit Index benchmark:

Total Return-Percentage Change (Annualized for periods longer than 1 year)
In Net Asset Value Per Share with All Distributions Reinvested1

	Quarter	1 Year	2 Years	5 Years	10 Years
	to	to	to	to	to
	03/31/07	03/31/07	03/31/07	03/31/07	03/31/07
Rivus Bond Fund [2]	1.88%	7.62%	4.36%	6.17%	6.49%
Lehman Investment Grade Credit Index [3]	1.51%	7.08%	4.43%	6.27%	6.82%

[1]	This is historical information and should not be construed as indicative of any likely future performance

[2]	Source: Lipper Inc.

[3]	Comprised of U.S., investment grade corporate bonds (Funds Benchmark)

The Fund’s performance for the historical periods was negatively impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. The returns for the quarter ended March 31, 2007 were strong, driven by modestly lower interest rates, and positive price performance for many of our High Yield positions, offset by modestly wider spreads in investment grade bonds. The Fund’s duration is 5.86 years as of March 31, 2007, up from 5.83 years as of December 31, 2006 and modestly below the duration of the benchmark.

Oil prices remained high relative to historical levels, ending the quarter at $65.87 per barrel and rose from the recent low of $50.48 reached on January 18, 2007. Although the price of oil increased meaningfully during the quarter, it remains below the record high of $77.03 reached on July 14, 2006. The long term trend is still upward considering oil prices remain significantly higher than the five year average price of $46.28 per barrel. Employment growth in the U.S. continued in the quarter, albeit at a slower pace, and for the last twelve months approximately 1.96 million new non-farm jobs were added. The unemployment rate at quarter end was 4.4%, down 0.3% from March 2006, and down significantly from the current cyclical high of 6.3% as of June 2003.

The Fund’s performance will continue to be subject to the impact of trends in longer term interest rates as was the case in the last few quarters. The Fund’s performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. Event risk was a major concern in the market throughout 2006 and remains a key concern in 2007. We continue to add diversity to the portfolio to reduce the impact from name specific event risk without jeopardizing the income in the portfolio. The pie chart on the next page summarizes the portfolio quality of the Fund’s invested assets as of March 31, 2007:

Percent of Total Investment (Standard & Poor’s Ratings)

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan as detailed in the Fund’s prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PFPC Inc., the Fund’s Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund’s Investment Adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,

Clifford D. Corso
President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE RIVUS BOND FUND

We have audited the accompanying statement of assets and liabilities of the Rivus Bond Fund, formerly known as 1838 Bond-Debenture Trading Fund, including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rivus Bond Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 20, 2007

SCHEDULE OF INVESTMENTS	March 31, 2007

	Moody’s/
	Standard &
	Poor’s	Principal	Amortized Cost	Value
	Rating(a)	Amount (000’s)	(Note 1)	(Note 1)
LONG-TERM DEBT SECURITIES (97.50%)
AUTOMOTIVE (6.50%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20	Baa1/BBB	1,000	$1,000,000	$1,580,516
Ford Holdings, LLC, Gtd., 9.30%, 03/01/30	Caa1/CCC+	1,000	1,106,008	887,500
Ford Motor Co., Debs., 8.90%, 01/15/32	Caa1/CCC+	1,060	1,050,680	927,500
Ford Motor Credit Co., Debs., 7.00%, 10/01/13	B1/B	1,000	1,022,921	929,587
Ford Motor Credit Co., Sr. Unsec. Notes, 8.00%, 12/15/16	B1/B	1,000	983,545	962,243
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11	Ba1/BB+	1,000	1,005,195	1,005,518
Meritor Automotive Inc., Notes, 6.80%, 02/15/09	B1/B+	87	88,110	87,435

			6,256,459	6,380,299

CHEMICALS (0.76%)
Lyondell Chemical Co., Sr. Unsec. Notes, 8.25%, 09/15/16	B1/B+	250	250,000	267,500
Nova Chemicals Co., Sr. Notes, 6.50%, 01/15/12	Ba3/B+	500	473,881	476,250

			723,881	743,750

COMMERCIAL SERVICES (0.26%)
Avis Budget Car Rental LLC, Sr. Notes, 7.86%, 05/15/14, 144A (b)	Ba3/BB-	250	250,000	255,000

DIVERSIFIED FINANCIAL SERVICES (18.48%)
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17, 144A	Aa2/AA-	1,000	1,000,000	989,617
Capital One Financial Corp., Notes, 7.125%, 08/01/08	A3/BBB+	1,000	1,022,685	1,023,913
CIT Group, Inc., Sr. Notes, 7.375%, 04/02/07	A2/A	1,800	1,800,121	1,800,000
Credit Suisse FB USA, Inc., Notes, 4.875%, 08/15/10	Aa3/AA-	500	499,973	497,632
General Electric Capital Corp., Notes, 6.125%, 02/22/11	Aaa/AAA	1,000	1,050,246	1,036,354
General Electric Capital Corp., Unsec. Notes, 6.00%, 06/15/12	Aaa/AAA	1,725	1,762,253	1,792,334
Household Finance Corp., Notes, 6.75%, 05/15/11	Aa3/AA-	1,500	1,500,076	1,580,178
HSBC America Capital Trust II, Co. Gtd., 8.38%, 05/15/27, 144A	NR/A	2,500	2,564,458	2,610,683
ICICI Bank Ltd., Notes, 5.75%, 01/12/12, 144A	Baa2/BBB-	1,000	1,003,920	1,001,178
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12	Aaa/AA+	500	499,268	527,196
Residential Capital Corp., Gtd., 6.375%, 06/30/10	Baa3/BBB	1,000	998,005	999,731
Residential Capital LLC, Co. Gty., 6.125%, 11/21/08	Baa3/BBB	500	500,411	499,745
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11	A2/A-	500	491,494	542,277
Takefuji Corp., Sr. Notes, 9.20%, 04/15/11, 144A	Baa1/BBB	1,000	1,126,004	1,125,998
UBS PFD Funding Trust I , Co. Gtd., 8.622%, 10/10/49 (b)	A1/AA-	1,000	1,007,550	1,105,331
Wachovia Capital Trust III, Gtd., 5.80%, 08/29/49 (b)	A2/A	1,000	1,000,000	1,011,926

			17,826,464	18,144,093

ENERGY (9.01%)
Anadarko Petroleum Corp., Sr. Notes, 5.95%, 09/15/16	Baa3/BBB-	700	697,164	701,474
Apache Corp., Notes, 7.70%, 03/15/26	A3/A-	500	521,918	587,240
Chesapeake Energy Corp., Sr. Notes, 7.50%, 09/15/13	Ba2/BB	500	506,250	522,500
ChevronTexaco Corp., Debs., 7.50%, 03/01/43	Aa2/AA	2,000	1,979,173	2,221,410
Pemex Project Funding Master Trust, Co. Gty., 6.125%, 08/15/08	Baa1/BBB	1,000	1,008,511	1,007,000
Transocean, Inc., Notes, 7.50%, 04/15/31	Baa1/A-	500	497,949	575,136
Western Atlas, Inc., Debs., 8.55%, 06/15/24	A2/A	2,539	2,633,245	3,236,890

			7,844,210	8,851,650

GAMING, LODGING & LEISURE (4.20%)
Caesars Entertainment Inc., Sr. Notes, 7.50%, 09/01/09	Baa3/BB	1,000	1,043,118	1,045,000
MGM Mirage, Inc., Co. Gty., 6.00%, 10/01/09	Ba2/BB	1,000	995,578	1,001,250
Royal Caribbean Cruises Ltd., Sr. Notes, 6.75%, 03/15/08	Ba1/BBB-	1,000	976,056	1,008,791
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12	Baa3/BBB-	1,000	997,252	1,074,650

			4,012,004	4,129,691

HOME BUILDERS (0.98%)
Centex Corp., Notes, 5.45%, 08/15/12	Baa2/BBB	1,000	995,880	964,810

INDUSTRIAL (1.60%)
Avnet, Inc., Sr. Notes, 6.625%, 09/15/16	Ba1/BBB-	500	497,820	516,081
Belden CDT, Inc., Sr. Sub. Notes, 7.00%, 03/15/17, 144A	Ba2/BB-	250	250,000	255,006
Tyco International Group SA, Co. Gty., 6.75%, 02/15/11	Baa3/BBB+	750	777,296	799,396

			1,525,116	1,570,483

SCHEDULE OF INVESTMENTS — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Amortized Cost	Value
	Rating(a)	Amount (000’s)	(Note 1)	(Note 1)
INSURANCE (4.40%)
AIG Sunamerica Global Finance VI, Sr. Notes, 6.30%, 05/10/11, 144A	Aa2/AA+	1,000	$1,067,628	$1,043,904
Berkshire Hathaway Finance Corp., Notes, 5.10%, 07/15/14	Aaa/AAA	1,000	1,001,572	992,334
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 (c)	WR/NR	1,500	1,549,957	1,759,500
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12	A3/A-	500	498,530	523,537

			4,117,687	4,319,275

MEDIA (12.97%)
Clear Channel Communication, Inc., Co. Gty., 8.00%, 11/01/08	Baa3/BB+	1,000	1,035,364	1,036,120
Comcast Corp., Gtd., 7.05%, 03/15/33	Baa2/BBB+	2,000	2,187,247	2,147,202
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10	B1/B	500	524,652	523,125
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22	WR/A-	2,000	2,126,656	2,520,270
News America Holdings, Inc., Gtd., 7.90%, 12/31/49	Baa2/BBB	1,400	1,299,004	1,586,165
Quebecor World Capital Corp., Gtd., 6.125%, 11/15/13	B2/B+	1,000	1,005,706	922,500
Time Warner, Inc., Debs., 9.15%, 02/01/23	Baa2/BBB+	3,000	3,132,042	3,736,626
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30	Baa3/BBB	250	246,484	269,490

			11,557,155	12,741,498

MINING (1.59%)
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17	Ba3/B+	500	500,000	540,625
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17	Baa3/BBB	1,000	1,018,313	1,018,958

			1,518,313	1,559,583

PAPER (2.53%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30	B3/B+	500	500,008	445,000
Smurfit Capital Funding PLC, Debs., 7.50%, 11/20/25	Ba2/BB-	2,000	1,992,538	2,040,000

			2,492,546	2,485,000

PHARMACEUTICALS (0.56%)
Monsanto Co. (Pharmacia Corp.), Debs., 6.50%, 12/01/18	Aa1/AAA	500	572,637	547,080

REAL ESTATE INVESTMENT TRUST (5.49%)
Chelsea Property Group, Inc., Notes, 7.25%, 10/21/07	A3/A-	1,000	1,008,438	1,006,952
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13	Baa2/BBB+	750	750,000	747,014
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12	Ba1/BB	500	521,522	509,375
iStar Financial, Inc., Sr. Notes, 6.00%, 12/15/10	Baa2/BBB	1,000	1,014,216	1,021,308
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18	Baa2/BBB	1,000	999,446	1,107,451
Nationwide Health Properties, Inc., Notes, 6.00%, 05/20/15	Baa3/BBB-	500	499,552	498,371
Prologis, Sr. Notes, 5.50%, 04/01/12	Baa1/BBB+	500	497,650	504,960

			5,290,824	5,395,431

RETAIL & RESTAURANT (2.15%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14	Ba2/BB+	500	506,775	505,000
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16	Baa1/BBB+	500	448,253	532,762
JC Penney Co., Inc., Sr. Unsec. Notes, 8.00%, 03/01/10	Baa3/BBB-	1,000	1,068,509	1,071,042

			2,023,537	2,108,804

TELECOMMUNICATIONS (10.32%)
Citizens Communications Co., Sr. Notes, 6.25%, 01/15/13	Ba2/BB+	500	494,613	496,250
Deutsche Telekom International Finance BV, Gtd., 8.25%, 06/15/30	A3/A-	2,000	2,471,149	2,477,316
France Telecom SA, Notes, 7.75%, 03/01/11 (d)	A3/A-	750	806,862	817,108
GTE Corp., Debs., 6.94%, 04/15/28	Baa1/A	2,000	2,104,642	2,109,280
SBC Communications, Inc., Notes, 5.875%, 08/15/12	A2/A	500	495,380	513,492
Sprint Capital Corp., Co. Gty., 6.90%, 05/01/19	Baa3/BBB	1,750	1,759,958	1,812,272
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30	A3/A	1,646	1,674,420	1,907,862

			9,807,024	10,133,580

TRANSPORTATION (0.51%)
Ryder System, Inc., Notes, 5.85%, 03/01/14	Baa1/BBB+	500	499,941	499,111

SCHEDULE OF INVESTMENTS — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Amortized Cost	Value
	Rating(a)	Amount (000’s)	(Note 1)	(Note 1)
UTILITIES (6.43%)
Dominion Resources, Inc., Sr. Notes, 6.75%, 12/15/32	Baa2/BBB	1,000	$997,776	$1,074,023
DPL, Inc., Sr. Notes, 8.00%, 03/31/09(e)	NR/NR	1,000	1,046,775	1,050,296
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26	Aa2/A+	1,550	1,487,700	2,053,180
Midamerican Funding LLC, Sec. Sr. Bonds, 6.927%, 03/01/29	A3/BBB+	500	500,000	559,999
NSTAR, Notes, 8.00%, 02/15/10	A2/A	500	499,316	537,670
Ohio Power Co., Sr. Notes, 6.00%, 06/01/16	A3/BBB	500	499,779	518,486
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11	Aaa/AAA	500	500,336	520,502

			5,531,682	6,314,156

MORTGAGE-BACKED SECURITIES (7.74%)
FHLMC Pool # B11892, 4.50%, 01/01/19	Aaa/AAA	1,570	1,580,048	1,524,483
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AAA	1,078	1,098,962	1,091,720
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AAA	2,400	2,437,758	2,378,569
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AAA	1,414	1,431,767	1,451,485
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AAA	68	68,777	71,210
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AAA	30	29,459	30,881
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29%, 03/03/16, 144A	Aaa/AAA	500	537,500	539,255
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.68%, 10/15/48	Aaa/AAA	500	502,487	509,997

			7,686,758	7,597,600

ASSET-BACKED SECURITIES (1.02%)
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/38 (d)	Aaa/AAA	1,000	1,000,000	1,000,000

TOTAL LONG-TERM DEBT SECURITIES			91,532,118	95,740,894

INVESTMENT COMPANIES (0.88%)		Shares

PNC Bank Money Market Account		866	865,645	865,645

			865,645	865,645

TOTAL INVESTMENTS (98.38%)			$92,397,763	$96,606,539

OTHER ASSETS AND LIABILITIES (1.62%)				1,590,644

NET ASSETS (100.00%)				$98,197,183

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2007 and may have changed subsequently.

(b)	Variable rate security. Rate disclosed is as of March 31, 2007.

(c)	Security was valued using fair value procedures as of March 31, 2007.

(d)	Multi-Step Coupon. Rate disclosed is as of March 31, 2007.

(e)  Security rated BBB+ by Fitch.

144A -	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2007, these securities amounted to 7.96% of net assets.

SCHEDULE OF INVESTMENTS — continued

Legend

Co. Gty. – Company Guaranty
Ctfs. – Certificates
Debs. – Debentures
GNSF – Government National Mortgage Association (Single Family)
Gtd. – Guaranteed
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
NR – Not Rated
Sec. – Secured
Sr. – Senior
Sub. – Subordinated
Unsec. – Unsecured
WR – Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

Assets:
Investment in securities, at value (amortized cost $92,397,763) (Note 1)	$96,606,539
Interest receivable	1,665,030
Prepaid expenses	30,307

TOTAL ASSETS	98,301,876

Liabilities:
Payable to Investment Adviser	40,979
Accrued expenses payable	63,714

TOTAL LIABILITIES	104,693

Net assets: (equivalent to $20.01 per share based on 4,907,678 shares of capital stock outstanding)	$98,197,183

NET ASSETS consisted of:
Par value	$4,907,678
Capital paid-in	91,975,447
Accumulated net investment loss	(365,036)
Accumulated net realized loss on investments	(2,529,682)
Net unrealized appreciation on investments	4,208,776

$98,197,183

STATEMENT OF OPERATIONS
For the year ended March 31, 2007

Investment Income:
Interest		$6,170,463
Dividends		2,667
Other income		152,209

Total Investment Income		6,325,339

Expenses:
Investment advisory fees (Note 4)	$482,072
Transfer agent fees	39,967
Trustees’ fees	63,000
Audit fees	19,549
Legal fees and expenses	158,102
Reports to shareholders	57,580
Custodian fees	12,588
Insurance	36,693
NYSE fee	25,000
Miscellaneous	65,646

Total Expenses		960,197

Net Investment Income		5,365,142

Realized and unrealized gain on investments (Note 1):
Net realized gain from security transactions		29,957

Unrealized appreciation of investments:
Beginning of the year	2,522,295
End of the year	4,208,776

Change in unrealized appreciation of investments		1,686,481

Net realized and unrealized gain on investments		1,716,438

Net increase in net assets resulting from operations		$7,081,580

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	March 31, 2007	March 31, 2006

Increase (decrease) in net assets:
Operations:
Net investment income	$5,365,142	$5,397,123
Net realized gain from security transactions (Note 2)	29,957	1,885,004
Change in unrealized appreciation (depreciation) of investments	1,686,481	(6,059,956)

Net increase in net assets resulting from operations	7,081,580	1,222,171

Distributions:
Distributions to shareholders from net investment income	(5,643,838)	(5,643,830)

Increase (decrease) in net assets	1,437,742	(4,421,659)
Net Assets:
Beginning of year	96,759,441	101,181,100

End of year	$98,197,183	$96,759,441

Accumulated net investment loss	(365,036)	(249,443)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of year	$19.72	$20.62	$21.32	$21.50	$20.13

Net investment income (1)	1.09	1.10	1.14	1.29	1.31
Net realized and unrealized gain (loss) on investments (1)	0.35	(0.85)	(0.59)	0.83	1.45

Total from investment operations	1.44	0.25	0.55	2.12	2.76

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—	—	—	(0.97)	—

Less distributions:
Dividends from net investment income	(1.15)	(1.15)	(1.14)	(1.27)	(1.34)
Distributions from tax return of capital	—	—	(0.11)	(0.06)	(0.05)

Total distributions	(1.15)	(1.15)	(1.25)	(1.33)	(1.39)

Net asset value, end of year	$20.01	$19.72	$20.62	$21.32	$21.50

Per share market price, end of year	$18.30	$17.75	$18.26	$19.51	$20.65

Total Investment Return (1)
Based on market value	9.93%	3.52%	0.22%	1.13%	14.55%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$98,197	$96,759	$101,181	$104,628	$78,973
Ratio of expenses to average net assets	1.00%	0.90%	0.89%	0.86%	0.91%
Ratio of net investment income to average net assets	5.57%	5.42%	5.43%	5.57%	6.39%
Portfolio turnover rate	25.90%	24.33%	6.78%	11.99%	12.27%
Number of shares outstanding at the end of the year (in 000’s)	4,908	4,908	4,908	4,908	3,673

(1) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 — Significant Accounting Policies — The Rivus Bond Fund (the “Fund”), (formerly the 1838 Bond-Debenture Trading Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. Effective July 7, 2006, the 1838 Bond-Debenture Trading Fund, a Delaware corporation, merged with and into the Rivus Bond Fund, a Delaware statutory trust. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation — In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At March 31, 2007, Penn Central Corp. was valued using fair value procedures and represented 1.79% of net assets.

B.	Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Other — Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences — Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2007, the following capital accounts were adjusted for the following amounts:

Undistributed	Accumulated
(Overdistributed)	Net Realized	Paid-In
Net Investment Income	Gain/(Loss)	Capital
$163,103	$(163,103)	$—

Distributions during the fiscal years ended March 31, 2007 and 2006 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2007	$5,643,838	$—	$—	$5,643,838
FY 2006	$5,643,830	$—	$—	$5,643,830

At March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Accumulated	Capital Loss	Post-October	Net Realized
Total*	Ordinary Income	Carryforward	Loss	Appreciation
$1,314,058	$54,650	$(2,529,682)	$—	$3,789,090

*	Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2008.

As of March 31, 2007, the capital loss carryovers available to offset possible future capital gains were as follows:

Amount	Expiration Date
$956,105	2010
1,393,195	2011
47,236	2013
133,146	2015

At March 31, 2007, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate	Net Unrealized	Gross Unrealized	Gross Unrealized
Tax Cost	Appreciation	Appreciation	(Depreciation)
$92,817,449	$3,789,090	$4,689,519	$(900,429)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 — Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2007:

	Cost of	Proceeds from Sales
	Purchases	or Maturities
U.S. Government Securities	$—	$—
Other Investment Securities	$24,647,266	$24,393,300

Note 3 — Capital Stock — At March 31, 2007, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

Note 4 — Investment Advisory Contract and Payments to Affiliated Persons — MBIA Capital Management Corp. (“MBIA-CMC”) serves as investment adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by Investment Adviser.

Certain officers of the Fund are also directors, officers and/or employees of Investment Adviser. None of the Fund’s officers receive compensation from the Fund.

Note 5 — Dividend and Distribution Reinvestment — In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2007, the Fund issued no shares under this Plan.

Note 6 — Rights Offering — On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

Note 7 — New Accounting Pronouncements — In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 set forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAC 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

SHAREHOLDER INFORMATION (Unaudited)

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

	Position Held	Principal Occupation	Position With Fund
Name, Address and Age	With Fund	During the Past Five Years	Since and Term

W. Thacher Brown* 113 King Street Armonk, NY 10504 Born: December 1947	Trustee	Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1988; current term ends at the 2007 Annual Meeting

John Gilray Christy 113 King Street Armonk, NY 10504 Born: August 1932	Trustee	Chairman, Chestnut Capital Corporation (venture capital firm) from June 1988 to present.	1983; current term ends at the 2007 Annual Meeting

Morris Lloyd, Jr. 113 King Street Armonk, NY 10504 Born: September 1937	Trustee	Retired; former Development Officer, Trinity College from April 1996 to June 2002.	1989; current term ends at the 2007 Annual Meeting

J. Lawrence Shane 113 King Street Armonk, NY 10504 Born: January 1935	Trustee	Retired; former Vice Chairman and CFO of Scott Paper Company until 1992.	1974; current term ends at the 2007 Annual Meeting

Clifford D. Corso* MBIA CMC 113 King Street Armonk, NY 10504 Born: October 1961	President	President and Chief Investment Officer, MBIA Capital Management Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; Director and officer of other affiliated entities within the MBIA Asset Management Group.	2005; indefinite

Marc D. Morris* MBIA CMC 113 King Street Armonk, NY 10504 Born: March 1959	Treasurer	Director of MBIA Capital Management Corp; Director and officer of other affiliated entities within the MBIA Asset Management Group.	2005; indefinite

Leonard I. Chubinsky* MBIA CMC 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	Deputy General Counsel of MBIA Insurance Corporation; Officer of other affiliated entities within the MBIA Asset Management Group.	2005; indefinite

Richard J. Walz* MBIA CMC 113 King Street Armonk, NY 10504 Born: April 1959	Chief Compliance Officer	Officer of several affiliated entities within the MBIA Asset Management Group.	2005; indefinite

Robert T. Claiborne* MBIA CMC 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	Officer of MBIA Capital Management Corp.	2006; indefinite

Gautam Khanna* MBIA CMC 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	Officer of MBIA Capital Management Corp.	2006; indefinite

*	Denotes a trustee/officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an “interested person” because he was an officer of the Fund’s former investment adviser and has an interest in MBIA Inc. Messrs. Corso, Morris, Chubinsky, Walz, Claiborne and Khanna are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PFPC Inc. acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site- www.MBIA.com.

NOTICE

The Fund’s Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund’s proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund’s audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent, PFPC Inc.,
P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

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TRUSTEES
W. THACHER BROWN
JOHN GILRAY CHRISTY
MORRIS LLOYD, JR.
J. LAWRENCE SHANE

OFFICERS
CLIFFORD D. CORSO
President
MARC D. MORRIS
Treasurer
LEONARD CHUBINSKY
Secretary
RICHARD WALZ
Chief Compliance Officer
ROBERT T. CLAIBORNE
Vice President
GAUTAM KHANNA
Vice President

INVESTMENT ADVISER
MBIA CAPITAL MANAGEMENT CORP.
113 KING STREET
ARMONK, NY 10504

CUSTODIAN
PFPC TRUST COMPANY
8800 TINICUM BOULEVARD
PHILADELPHIA, PA 19153

TRANSFER AGENT
PFPC INC.
P.O. BOX 43027
PROVIDENCE, RI 02940-3027
1-800-331-1710

COUNSEL
PEPPER HAMILTON LLP
3000 TWO LOGAN SQUARE
EIGHTEENTH & ARCH STREETS
PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
1818 MARKET STREET
SUITE 2400
PHILADELPHIA, PA 19103

RIVUS BOND FUND
113 KING STREET
ARMONK, NY 10504

Annual Report
March 31, 2007

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that J. Lawrence Shane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Shane as the Audit Committee’s financial expert. Mr. Shane is an “independent” Trustee pursuant to paragraph (a)(2)of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,400 and $15,500 for the fiscal years ended March 31, 2007 and March 31, 2006, respectively.
Audit-Related Fees
(b)	There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,600 and $2,500 for the fiscal years ended March 31, 2007 and March 31, 2006, respectively.
All Other Fees
(d)	There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) Not applicable.
(c) 0%
(d) Not applicable.
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: John Gilray Christy, Morris Lloyd, Jr. and J. Lawrence Shane.

Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICY
MBIA CAPITAL MANAGEMENT CORP.
Introduction
     This Proxy Voting Policy (“Policy”) for MBIA Capital Management Corp. (“MBIA-CMC”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.
     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.
     Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.
     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only y when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

     Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.
     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.
     The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where MBIA may exercise voting authority on behalf of clients.
     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:
A. Social Issues,
B. Financial/Corporate Issues, and
C. Shareholder Rights.
     Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

SECTION I
ROUTINE MATTERS
          Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:
1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.
Voting Recommendation
MBIA-CMC will normally support the following routine proposals:
1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect Trustees.

4	To appoint or elect auditors.

5.	To approve indemnification of Trustees and limitation of Trustees’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II
NON-ROUTINE PROPOSALS
A.	Social Issues
Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.
Voting Recommendation
If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:
1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3,	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	‘To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based -on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues
     Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.
Voting, Recommendation
We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:
1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.
C.	Shareholder Rights
     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.
     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.
Voting Recommendation
We will generally vote for; he following management proposals:
1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of Trustees.

3.	To, require shareholder approval of not more than 66 70% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).
We will generally vote against the following management proposals:
1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of Trustees.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of Trustees to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a “poison pill”).

8.	To limit the ability of shareholders to nominate Trustees.
We will generally vote for the following shareholder proposals:
1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent Trustees.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.
We will generally vote against the following shareholder proposals:
1.	To restore preemptive rights.

2,	To restore cumulative voting.

3.	To require annual election of Trustees or to specify tenure.

4.	To eliminate a staggered board of Trustees.

5.	To require confidential voting.

6.	To require Trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III
VOTING PROCESS
     MBIA-CMC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of MBIA-CMC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.
Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)		Portfolio Manager:
Robert T. Claiborne, CFA Director, MBIA Capital Management Corp. January 2000 — Present Responsible for day-to-day management of portfolio

Portfolio Manager:
Gautam Khanna, CPA, CFA
Director, MBIA Capital Management Corp.
May 2003 — Present
Responsible for day-to-day management of portfolio
Prior to joining MBIA, Mr. Khanna was an analyst with TimesSquare
Capital in NY, NY.

(a)(2)(i) Robert T. Claiborne, CFA

	(ii)	(A) Registered investment companies – $0.00 as of March 31, 2007

(B) Other pooled investment vehicles – $0.00 as of March 31, 2007

(C) Other Accounts — CDOs – 6 as of March 31, 2007. Approximately $2.485 billion in total assets as of March 31, 2007. The five CDO portfolios are co-managed with another Portfolio Manager who has no investment responsibilities for the Rivus Fund.

	(iii)	None.

	(iv)	No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the CDO portfolios as the CDO portfolios have very specific requirements under the respective Indentures for purchases. Three of the CDO portfolios are cash portfolios and all are in their amortization period. Two CDOs are synthetic and invest only in credit default swaps. The two synthetic CDOs mature in June 2007 and October 2007, respectively.

Gautam Khanna — N/A

(a)(3)		The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary, a variable cash bonus, and long-term incentive compensation comprised of common stock options and restricted stock of MBIA Inc. The cash salary level is adjusted annually. The cash bonus and long term incentive compensation is determined annually and is based on a combination of the overall performance of MBIA Inc., the overall performance of MBIA Asset Management and the individual Portfolio Managers’ contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4)	The Portfolio Managers do not own any equity securities of the registrant as of March 31, 2007.

(b)	N/A. Filing is an annual report.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Rivus Bond Fund

By (Signature and Title)*	/s/ Clifford D. Corso

Clifford D. Corso, President
(principal executive officer)

Date May 14, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso Clifford D. Corso, President
(principal executive officer)

Date May 14, 2007

By (Signature and Title)*	/s/ Marc D. Morris Marc D. Morris, Treasurer
(principal financial officer)

Date May 14, 2007

*	Print the name and title of each signing officer under his or her signature.